SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date  of  Report   (date  of   earliest   event
                reported):
                                January 3, 2000



                           CHILDREN'S WONDERLAND, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)



         California               0-28270             95-4455341
         ----------               -------             ----------
          State of               Commission           IRS Employer
         Incorporation          File Number           I.D. Number



 c/o Vital Options, 15060 Ventura Blvd., Suite 211,  Sherman  Oaks,  CA 91403
 ----------------------------------------------------------------------------
                    Address of principal executive offices


                  Registrant's telephone number: (805) 988-4746
                                                 --------------
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



Item 4.    Changes in Registrant's Certifying Accountant


                  (a) Children's  Wonderland,  Inc. (the "Company") has selected the firm of  Richard  A.  Eisner &  Company,  LLP  ("Eisner")  as the  Company's

independent  auditors.  The firm of  Deloitte  & Touche  LLP  ("Deloitte")  last audited the financial statements of the Company in connection with the Company's filing of its Annual  Report on Form  10-KSB for the fiscal  year ended June 30,

1996 and last  reviewed the  financial  statements  of the Company in connection with the Company's filing of its Quarterly Report on Form 10-QSB for the quarter ended March 31, 1997.


                   (b) Deloitte had served as the Company's independent auditors from  the  time  of the  Company's  initial  public  offering  in May  1996  and effectively  stopped serving as the Company's  auditors in or about August 1997.

Between the time  Deloitte  stopped  serving as the  Company's  auditors and the

Company's  appointment of Eisner, the Company had no independent  auditors.  The purpose of the  Company's  appointment  of its new  independent  auditors was to facilitate  the  completion  of the  Company's  past due Annual  Reports on Form

10-KSB and other reports under the Securities Exchange Act of 1934.


                  (c) During the period  Deloitte  was  retained by the Company,

the Company had no  disagreements  (within the meaning of  Instruction 4 of Item

304 of Regulation  S-K) with Deloitte as to any matter of accounting  principles or practices, financial statement disclosure, or auditing scope or procedure and there have been no reportable events (as defined in Item 304 of Regulation S-K).






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                  (d) The Company has not  consulted  with Eisner  regarding the application of accounting  principles to a specified  transaction or the type of audit  opinion  that might be rendered  on the  Company's  financial  statements during the two most recent fiscal years through the present.


                  (e) A letter  of  Deloitte  addressed  to the  Securities  and

Exchange  Commission  is  included  as Exhibit 16 to this Form 8-K.


                  (f)  The  appointment  of the  new  independent  auditors  was approved by the Board of Directors of the Company as of January 3, 2000.


Item 7.    Exhibits
           --------

                  (c) Exhibits

                           Number              Description
                           ------              -----------
                            16 Letter of Deloitte & Touche LLP to the Securities and Exchange Commission pursuant to the requirements of Item 304(a)(3) of Regulation S-K

















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








                                   SIGNATURES
                                   ----------



         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  October 6, 2000


                                              CHILDREN'S WONDERLAND, INC.



                                           By:   /s/  John R. Clarke
                                            ------------------------------------
                                                      John R. Clarke,
                                            Chairman and Chief Executive Officer

























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